                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT



                      Pursuant to Section 13 or 15(d) of
                      The Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported)              June 12, 2000
                                                                   -------------

                     FIRST USA BANK, NATIONAL ASSOCIATION
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            (Exact name of registrant as specified in its charter)

           (As Servicer on behalf of FIRST CHICAGO MASTER TRUST II)

  Laws of the United States                 0-16337                     51-0269396
  -------------------------                 -------                     ----------
 (State or other jurisdiction of    (Commission File Number)   (IRS Employer Identification
  incorporation or organization)                                          Number)



201 North Walnut Street, Wilmington, Delaware                            19801
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(Address of principal executive offices)                              (Zip Code)


                     302/594-4117
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Registrant's telephone number, including area code
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Item 5. Other Events

     The Registrant's hereby incorporated by reference the information contained in Exhibit 28 hereto in response to this Item 5.

     In the May reporting period, certain charge-off policies for the Trust were changed in order to conform these policies to new guidelines adopted by the Federal Financial Institution Examination Council. The changes relate to the timing of recognition of losses on accounts of which the cardholder has filed for bankruptcy or died. The implementation of these changes has caused a one-time acceleration of certain charge-offs. Accounts of bankrupt cardholders were previously charged off 90 days after First USA Bank, National Association, the Servicer of the Trust, was notified of bankruptcy. These accounts will now be charged off 60 days after notification. Accounts of deceased customers were previously charged off after 180 days but under the new policy will be charged off after 60 days.

     These policy changes will cause a one-time increase in net credit losses for the May Trust results. Reported Trust net credit losses for May were 9.94% after the one time increase in charge-offs due to bankruptcy or death of 3.24%. Without the impact of the policy change, net credit losses would have been 6.70%. The impact on one month excess spread and three month average excess spread was approximately 3.24% and 1.08%, respectively.

Item 7. Financial Statements and Exhibits

     (c)  Exhibits

       28A.    Monthly Servicer's Certificate -
               Floating Rate Credit Card Certificates Series 1995-M Floating Rate Credit Card Certificates Series 1995-O Floating Rate Credit Card Certificates Series 1995-P Floating Rate Asset Backed Certificates Series 1996-Q Floating Rate Asset Backed Certificates Series 1996-S Floating Rate Asset Backed Certificates Series 1997-T Floating Rate Asset Backed Certificates Series 1997-U Floating Rate Asset Backed Certificates Series 1998-V Floating Rate Asset Backed Certificates Series 1999-W Floating Rate Asset Backed Certificates Series 1999-X Floating Rate Asset Backed Certificates Series 1999-Y

       28B. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M

       28C. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O

       28D. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P

       28E. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q

       28F. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S

       28G. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-T

       28H. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U

       28I. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-V

       28J. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1998-W

       28K. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-X

       28L. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-Y

                                   SIGNATURE



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     FIRST USA BANK, NATIONAL ASSOCIATION
                                     As Servicer



                                     By: /s/ Tracie H. Klein
                                         --------------------------------
                                         Name:  Tracie H. Klein
                                         Title: First Vice President


Date: June 12, 2000
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

                               INDEX TO EXHIBITS


Exhibit Number      Description of Exhibit
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          28A.      Monthly Servicer's Certificate -
                    Floating Rate Credit Card Certificates Series 1995-M
                    Floating Rate Credit Card Certificates Series 1995-O
                    Floating Rate Credit Card Certificates Series 1995-P
                    Floating Rate Asset Backed Certificates Series 1996-Q
                    Floating Rate Asset Backed Certificates Series 1996-S
                    Floating Rate Asset Backed Certificates Series 1997-T
                    Floating Rate Asset Backed Certificates Series 1997-U
                    Floating Rate Asset Backed Certificates Series 1998-V
                    Floating Rate Asset Backed Certificates Series 1999-W
                    Floating Rate Asset Backed Certificates Series 1999-X
                    Floating Rate Asset Backed Certificates Series 1999-Y

          28B. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-M

          28C. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-O

          28D. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Credit Card Certificates Series 1995-P

          28E. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-Q

          28F. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-S

          28G. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1996-T

          28H. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-U

          28I. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1997-V

          28J. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1998-W

          28K. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-X

          28L. Certificateholder's Payment Date Statement - First Chicago Master Trust II Floating Rate Asset Backed Certificates Series 1999-Y